                                                                   Exhibit 10.10



                             INNOTRAC CORPORATION

                          DEFERRED COMPENSATION PLAN



                      (Effective As of October 16, 1997)

                             INNOTRAC CORPORATION
                          DEFERRED COMPENSATION PLAN
                          --------------------------

                               TABLE OF CONTENTS
                               -----------------


ARTICLE I  INTRODUCTION AND ESTABLISHMENT...................................1

ARTICLE II  DEFINITIONS.....................................................2
     2.1  Account...........................................................2
     2.2  Anniversary Date..................................................2
     2.3  Beneficiary.......................................................2
     2.4  Change in Control.................................................2
     2.5  Code..............................................................3
     2.6  Company...........................................................3
     2.7  Compensation......................................................3
     2.8  Deferral Subaccount...............................................3
     2.9  Effective Date....................................................3
     2.10 Election Form.....................................................3
     2.11 Employee..........................................................3
     2.12 Employer..........................................................3
     2.13 Employer Credit Subaccount........................................3
     2.14 ERISA.............................................................3
     2.15 40l(k) Plan.......................................................3
     2.16 Participant.......................................................4
     2.17 Plan..............................................................4
     2.18 Plan Administrator................................................4
     2.19 Plan Year.........................................................4
     2.20 Section 40l(a)(17) Limitation.....................................4
     2.21 Valuation Date....................................................4
     2.22 Year of Service...................................................4

ARTICLE  III PARTICIPATION..................................................5
     3.1  Eligibility to Participate........................................5
     3.2  Deferral Election.................................................5
     3.3  Time and Manner of Election.......................................5
     3.4  Change of Election................................................6

ARTICLE IV  INTEREST OF PARTICIPANTS........................................7
     4.1  Accounting for Participants' Interests............................7
     4.2  Vesting of a Participant's Account................................8
     4.3  Distribution of a Participant's Account...........................9
     4.4  Withdrawals During Employment.....................................9

ARTICLE V  PLAN ADMINISTRATOR..............................................11
     5.1  Members..........................................................11
     5.2  Action...........................................................11
     5.3  Right and Duties.................................................11
     5.4  Compensation, Indemnity and Liability............................12
     5.5  Taxes............................................................12

ARTICLE VI  CLAIMS PROCEDURE...............................................13
     6.1  Claims for Benefits..............................................13
     6.2  Appeals..........................................................13

ARTICLE VII  AMENDMENT AND TERMINATION.....................................14
     7.1  Amendments.......................................................14
     7.2  Termination of Plan..............................................14

ARTICLE VIII  MISCELLANEOUS................................................15
     8.1  Limitation on Participant's Rights...............................15
     8.2  Benefits Unfunded................................................15
     8.3  Other Plans......................................................15
     8.4  Receipt or Release...............................................15
     8.5  Governing Law....................................................16
     8.6  Adoption of Plan by Related Employers............................16
     8.7  Gender, Tense, and Headings......................................16
     8.8  Successors and Assigns; Nonalienation of Benefits................16

                                   ARTICLE I
                                   ---------

                        INTRODUCTION AND ESTABLISHMENT
                        ------------------------------

          Innotrac Corporation (the "Company") hereby establishes the Innotrac Corporation Deferred Compensation Plan (the "Plan") for the benefit of certain management and highly compensated employees of the Company and affiliated adopting employers, as such employees are selected by the Chairman of the Board of Directors (or his designee) of the Company. The Plan provides supplemental benefits for eligible employees whose benefits under the Innotrac Corporation Employee Retirement Plan are limited by the provisions of the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be effective as of October 16, 1997.

                                   ARTICLE II
                                   ----------

                                  DEFINITIONS
                                  -----------


          When used in this Plan, the following terms shall have the meanings set forth below unless a different meaning is plainly required by the context:

          2.1  "Account" means the records maintained by the Plan Administrator
                -------
to determine each Participant's interest under this Plan. Such Account may be reflected as an entry in the Employer's records, or as a separate account under any trust established to provide benefits under the Plan, or as a combination of both. Each Participant's Account shall consist of at least two subaccounts: a Deferral Subaccount and an Employer Credit Subaccount. The Plan Administrator may establish such additional subaccounts as it deems necessary for the proper administration of the Plan.

          2.2  "Anniversary Date" means the last day of each Plan Year.
                ----------------

          2.3  "Beneficiary" means the person or persons last designated in
                -----------
writing by the Participant to receive the amount in his Account in the event of such Participant's death; or if no designation shall be in effect at the time of a Participant's death or if all designated Beneficiaries shall have predeceased the Participant, then the Beneficiary shall be the following, in the order listed:

          (a)  Such Participant's surviving spouse, if any;

          (b)  Otherwise, the Participant's estate.

          2.4  "Change in Control" means the purchase or other acquisition after
                -----------------
the date hereof by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of Company immediately prior to such reorganization, merger or consolidation do not immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of the directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of Company or the sale of all or substantially all of Company's assets. For purposes of this Section 2.4, acquisition of the common stock of the Company by an employee benefit plan sponsored or maintained by the Company or its affiliate (or a trust maintained for such plan) shall not be considered a Change in Control.

          2.5  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          2.6  "Company" means Innotrac Corporation, or its successor or
                -------
successors.

          2.7  "Compensation" means "Compensation" as that term is defined in
                ------------
the 401(k) Plan, as the same may be amended from time to time, but without regard to the Section 401(a)(17) Limitation. Compensation shall also include amounts deferred by the Employee under this Plan or other deferred compensation plans of the Employer (except to the extent specified by the Employer).

          2.8  "Deferral Subaccount" means the subaccount of a Participant's
                -------------------
Account maintained to reflect his interest in the Plan attributable to his deferrals of Compensation and earnings or losses credited to such account.

          2.9  "Effective Date" means October 16, 1997.
                --------------

          2.10  "Election Form" means the form prescribed by the Plan
                 -------------
Administrator on which a Participant may specify the amount of his Compensation that is to be deferred pursuant to the provisions of Article III.

          2.11  "Employee" means any management or highly compensated employee
                 --------
of an Employer.

          2.12  "Employer" means the Company and each affiliated employer which
                 --------
has adopted the Plan with the consent of the Company.

          2.13  "Employer Credit Subaccount" means the subaccount of a
                 --------------------------
Participant's Account maintained to reflect his interest in the Plan attributable to the Employer's contribution credits, and any earnings or losses credited to such account.

          2.14  "ERISA" means the Employee Retirement Income Security Act of
                 -----
1974, as amended.

          2.15  "40l(k) Plan" means the Innotrac Corporation Employee Retirement
                 -----------
Plan, as it may be amended from time to time. Any reference herein to a provision or term of the 401(k) Plan shall mean such provision or term as it may be amended from time to time.

          2.16  "Participant" means any eligible Employee who has satisfied the
                 -----------
requirements for participation in this Plan and who has an Account.

          2.17  "Plan" means the Innotrac Corporation Deferred Compensation
                 ----
Plan, as it may be amended from time to time.

          2.18  "Plan Administrator" means the committee or individual appointed
                 ------------------
pursuant to the provisions of this Plan to administer the Plan. In the absence of such appointment, the Company shall be the Plan Administrator.

          2.19  "Plan Year" means the 12-month period January 1 to December 31.
                 ---------

          2.20  "Section 40l(a)(17) Limitation" means the limitation on an
                 -----------------------------
Employee's compensation that may be used for benefit calculation purposes in the 401(k) Plan that is set forth in Code Section 40l(a)(17), as it may be increased from time to time in accordance with applicable IRS rules.

          2.21  "Valuation Date" means the Annual Valuation Date, December 31,
                 --------------
and any other date(s) selected by the Plan Administrator in its sole discretion as of which the Accounts of Participants are valued.

          2.22  "Year of Service" means a 12 consecutive month period during
                 ---------------
which a Participant has 1,000 hours of service, as determined under and consistent with the terms of the 401(k) Plan.

                                  ARTICLE III
                                  -----------

                                 PARTICIPATION
                                 -------------

          3.1  Eligibility to Participate.  The Chairman of the Board of
               --------------------------
Directors of the Company (the "Board") or its designee shall specify the Employees of the Employer who are eligible to participate in the Plan and the effective date and period of each such Employee's eligibility to participate. Such eligibility designation may be made by establishing a minimum compensation level for participation or by the use of such other criteria as the Board deems appropriate from time to time. An Employee designated as eligible to participate shall become a Participant on the eligibility date specified by the Board in its discretion, provided in all instances that the Employee completes the Election Form provided for in Section 3.3 below. A Participant shall continue to be eligible to participate in the Plan until earlier of (a) the date as of which the Board determines he is no longer eligible, (b) his death, or (c) his termination of service, retirement or distribution due to disability.

          3.2  Deferral Election.  Each Participant may elect to defer under the
               -----------------
Plan any whole percentage of his Compensation in the manner described in Section
3.3. The amount deferred by the Participant shall be deducted each pay period in which the Participant has Compensation during his period of participation in the Plan.

          3.3  Time and Manner of Election.  An eligible Employee desiring to
               ---------------------------
exercise a deferral election must, prior to the beginning of each Plan Year (or within thirty (30) days of his initial eligibility to participate or within thirty (30) days of the Effective Date of the Plan) complete an Election Form indicating the percentage of Compensation to be deferred under the Plan. Such election must be made prior to the period of service for which the Compensation subject to the deferral election would otherwise be payable. If a Participant fails to file a properly completed and duly executed Election Form with the Plan Administrator by the prescribed time, he will be deemed to have elected not to defer any Compensation under this Plan for the Plan Year, except to the extent the Plan Administrator in its sole discretion permits an extension of the election period. Except as provided in Section 3.4, a Participant may not, after the applicable election date, discontinue his election to participate or change the percentage of Compensation he has elected to defer for a Plan Year.

          The Participant shall designate on the Election Form (or on a separate form provided by the Plan Administrator) a Beneficiary to receive payment of amounts in his Account in the event of his death.

          In the Plan Year for which an eligible Employee is first eligible to participate in the Plan, if the Employee fails to properly file an Election form, he will be deemed to have made an election of zero deferrals and the minimum earnings rate.

          3.4  Change of Election.  Upon written notice to the Plan
               ------------------
Administrator by December 31st of a Plan Year, a Participant may increase, decrease, or discontinue his deferral election for the following Plan Year; provided, however, that (a) the form and amount deferred, and (b) the amount to be deferred after such election, satisfy the provisions of Sections 3.2 and 3.3. If the Participant fails to deliver a change of Election Form in the manner provided in this section, his prior deferral election shall remain in effect for the following Plan Year.

          In addition, a Participant may at any time during the Plan Year terminate an election and discontinue future deferrals of Compensation under this Plan by providing written notice to the Plan Administrator prior to the start of the next payroll period for which Compensation will be payable. In such event, Compensation earned for services subsequent to such termination notice will be paid directly to the Participant and will not be subject to his prior deferral election. A Participant who elects to discontinue participation in the Plan for a Plan Year may not recommence participation in the Plan until the next following Plan Year (or such later Plan Year in which he is again eligible to participate), provided the Participant completes and executes the required Election Form. Increases or decreases in the amount a Participant elects to defer (other than a suspension of deferrals) shall not be permitted during the Plan Year.

                                   ARTICLE IV
                                   ----------

                            INTEREST OF PARTICIPANTS
                            ------------------------

          4.1  Accounting for Participants' Interests.
               --------------------------------------

          (a)  Deferral Subaccount.  Each Participant's Deferral Subaccount
               -------------------
shall be credited with the amounts of Compensation deferred by the Participant under this Plan. The timing and manner in which amounts are credited to Participants' Accounts under this Plan shall be determined by the Company and the Plan Administrator in their discretion, but his deferral election shall be applied to each pay period in which he has Compensation during his period of participation in the Plan.

          (b)  Employer Credit Subaccount.  The Employer Credit Subaccount is
               --------------------------
determined under subsection (i), subject to the additional terms of subsections
(ii) and (iii).


               (i) At the end of each Plan Year, an Employer contribution credit for that Plan Year to a Participant's Employer Credit Subaccount is made by applying the appropriate percentage to the amounts of Compensation (but not more than 30% of Compensation, excluding any bonus compensation) deferred by the Participant under Section 3.2 of this Plan for the Plan Year based on the Participant's full Years of Service as of the end of the Plan Year:

          Years of Service                  Percentage of Deferred Compensation
          ----------------                  -----------------------------------

          less than 5                                           25%
          5 but less than 8                                     50%
          8 but less than 10                                    75%
          10 or more                                           100%

               (ii) At the end of the Plan Year, an Employer contribution credit for that Plan Year to a Participant's Employer Credit Subaccount is made by calculating the amount that would have been the earnings rate on the amount of the Employer contribution credit made for that Plan Year under (i) above if such amount had been credited monthly at the end of each calendar month and invested in the manner indicated under subsection (c) below.

               (iii) In the Plan Year during which the Participant terminates service, retires or dies, the Employer contributions determined under subsections (i) and (ii) above shall be prorated for the period prior to the Valuation Date established for the payment of benefits under Section
     4.3 and shall be credited as of such Valuation Date.

          (c)  Account Earnings or Losses.  The Participant's Account shall be
               --------------------------
credited with earnings (or losses) each Valuation Date. The earnings rate credited to the Participant's Account will be determined assuming the amounts credited to his Account were invested in the investment funds the Participant has selected from the funds made available under the Plan for such purpose by the Board or its designee. The Participant must make his initial selection among such funds on the form provided for such purpose by the Plan Administrator in one percent (1%) increments. Thereafter, the Participant may change his election with respect to prior deferrals and future deferrals of Compensation once each calendar quarter to be effective as of the first day of the immediately following calendar quarter by submitting a new election form to the Plan Administrator. The use of a Participant's funds election is solely for the purpose of valuing his Account and does not in any way require the Employer or any trustee of assets designated as available to pay Plan benefits to make such investments.

          4.2  Vesting of a Participant's Account.  A Participant's Account
               ----------------------------------
shall be vested as provided in this Section 4.2.

          (a) A Participant's interest in the value of his Deferral Subaccount shall at all times be 100% vested and nonforfeitable.

          (b) A Participant's interest in the value of his Employer Credit Subaccount shall be vested and nonforfeitable at the end of the Plan Year in which the Participant attains Years of Service in accordance with the following schedule:

          Years of Service                    Vested Percentage
          ----------------                    -----------------

          Less than 2                                 0%
              2                                      20%
              3                                      40%
              4                                      60%
              5                                      80%
          6 or more                                 100%

          In the year in which a Participant retires or terminates service with the Employer (including termination for disability under Section 4.3), Years of Service and vesting for the purpose of the foregoing vesting schedule is determined upon the Participant's termination of service.

          (c) A Participant's interest in the value of his Employer Credit Subaccount shall be 100% vested upon a Change in Control or upon the Participant's death notwithstanding any other provision herein.

          4.3  Distribution of a Participant's Account.  A Participant's
               ---------------------------------------
Account shall be distributed as provided in this Section 4.3. A Participant's Account shall continue to be credited with earnings or losses under Section 4.1 until the Account is fully distributed.

          (a)  Termination of Service or Retirement.  In the event the
               ------------------------------------
Participant has a termination of service or retires, the amounts credited to his Account shall be paid to such Participant in either a lump sum or in substantially equal annual installments over a period of years (not to exceed
10), as designated by the Participant, which election must be made at least twenty-four (24) months prior to his termination of service or retirement. Payments commence as soon as practical after such termination of employment; provided, however, the Participant may elect to delay the commencement of payment until the date specified by the Participant on a form provided for such purpose by the Plan Administrator, provided such election to defer payment is made at least twenty-four (24) months prior to the date of his termination of service or retirement. A Participant may not defer the commencement of payment beyond the date he reaches age seventy (70).

          If his election as to the form of payment or time of payment is not made at least twenty-four (24) months prior to the date of his termination of service or retirement, the balance credited to his Account shall be paid to him as he most recently elected to commence such payments (but at least twenty-four months prior to the date of his termination of service or retirement, as applicable). In the absence of a valid election, the balance credited to his Account shall be paid to him in a lump sum as soon as practical after his effective date of termination of service or retirement.

          If the payout is due to the Participant's suffering a disability (as determined by the Plan Administrator based on eligibility for the Company's long term disability benefits plan), the twenty-four (24) month restriction will not apply and the Participant's most recent election as to the time and/or method of payment will apply.

          (b)  Death of Participant.  In the event of the death of a
               --------------------
Participant, distribution of the balance credited to a Participant's Account as of the date of his death shall be made in a lump sum to his Beneficiary as soon as practical following his death. If the Participant dies after payment of his interest in the Plan has commenced, but prior to payment of his entire Account, the remaining balance will be paid in a lump sum to his Beneficiary (or Beneficiaries) as soon as possible following his death.

          4.4  Withdrawals During Employment.  Except as expressly provided in
               -----------------------------
this Section 4.4, no payment of benefits shall be made under this Plan prior to a Participant's termination of employment. A Participant who is suffering an unforeseen and severe financial hardship as a result of an illness or accident of the Participant or his immediate family, or loss of Participant's property due to casualty, or for such other reasons as the Plan Administrator may establish, may file a written request with the Plan Administrator for distribution of all or a portion of the amount credited to his Account and vested under Section 4.2. The Plan Administrator shall have sole discretion to determine whether to grant a Participant's hardship request and the amount to distribute to the Participant. The Plan Administrator shall not authorize distribution of an amount in excess of that reasonably necessary to alleviate the Participant's hardship. Any Participant who receives a hardship withdrawal under this section shall not be eligible to make additional deferrals of Compensation to the Plan for a period of twelve (12) months immediately following the date of the withdrawal. If such Participant becomes eligible to reparticipate in the Plan prior to the last day of a Plan Year, he must elect to reparticipate within thirty (30) days of the date he is eligible to reparticipate. If he does not elect within such thirty-day period, he shall not be eligible to reparticipate until the first day of the immediately following Plan Year.

                                   ARTICLE V
                                   ---------

                               PLAN ADMINISTRATOR
                               ------------------

          5.1  Members.  The Plan Administrator shall be a committee or an
               -------
individual appointed by the Company to serve at its pleasure, provided that in the absence of such appointment the Company shall be the Plan Administrator and shall have the duties of the Plan Administrator provided for herein. Members of the committee shall not be required to be employees of the Company or Participants. Any committee member may resign by giving notice, in writing, filed with the Company.

          5.2  Action.  Action of the Plan Administrator may be taken with or
               ------
without a meeting of committee members; provided, however, that any action shall be taken only upon the vote or other affirmative expression of a majority of the committee members qualified to vote with respect to such action. If a member of the committee or the appointed individual is a Participant in the Plan, he shall not participate in any decision which solely affects his own Account. The Plan Administrator shall for purposes of administering the Plan choose a secretary who shall keep minutes of the Plan Administrator's proceedings and all records and documents pertaining to the administration of this Plan. The secretary may execute any certificate or any other written direction on behalf of the Plan Administrator.

          5.3  Right and Duties.  The Plan Administrator shall administer and
               ----------------
manage the Plan and shall have all powers necessary to accomplish that purpose, including (but not limited to) the following:

          (a)  To construe, interpret, and administer this Plan;

          (b) To make allocations and determinations required by this Plan, and to maintain records regarding Participants' Accounts;

          (c) To compute and certify to the Employer the amount and kinds of benefits payable to Participants or their Beneficiaries, and to determine the time and manner in which such benefits are to be paid;

          (d) To authorize all disbursements by the Employer pursuant to this Plan;

          (e) To maintain (or cause to be maintained) all the necessary records of the administration of this Plan;

          (f) To make and publish such rules for the regulation of this Plan as are not inconsistent with the terms hereof;

          (g) To delegate to other individuals or entities from time to time the performance of any of its duties or responsibilities hereunder;

          (h) To establish or to change the investment funds or arrangements under Section 4.1(d) of the Plan; and

          (i) To hire agents, accountants, actuaries, consultants and legal counsel to assist in operating and administering the Plan.

          The Plan Administrator shall have the exclusive discretionary authority to construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount and manner of payment of such benefits, and its decisions on such matters shall be final and conclusive on all parties.

          5.4  Compensation, Indemnity and Liability.  The Plan Administrator
               -------------------------------------
shall serve as such without bond and without compensation for services hereunder. All expenses of the Plan and the Plan Administrator shall be paid by the Employer. If the Plan Administrator is a committee, no member of the committee shall be liable for any act or omission of any other member of the committee, nor for any act or omission on his own part, excepting his own willful misconduct. The Employer shall indemnify and hold harmless the Plan Administrator and each member of the committee, if any, against any and all expenses and liabilities, including reasonable legal fees and expenses, arising out of his membership on the committee, excepting only expenses and liabilities arising out of his own willful misconduct.

          5.5  Taxes.  If the whole or any part of any Participant's Account
               -----
shall become liable for the payment of any estate, inheritance, income, or other tax which the Employer shall be required to pay or withhold, the Employer shall have the full power and authority to withhold and pay such tax out of any monies or other property in its hand for the account of the Participant whose interests hereunder are so liable. The Employer shall provide the Participant notice of such withholding. Prior to making any payment, the Employer may require such releases or other documents from any lawful taxing authority as it shall deem necessary.

                                   ARTICLE VI
                                   ----------

                                CLAIMS PROCEDURE
                                ----------------

          6.1  Claims for Benefits.  If a Participant or Beneficiary (hereafter,
               -------------------
"Claimant") does not receive timely payment of any benefits which he believes are due and payable under the Plan, he may make a claim for benefits to the Plan Administrator. The claim for benefits must be in writing and addressed to the Plan Administrator or to the Company. If the claim for benefits is denied, the Plan Administrator shall notify the Claimant in writing within 90 days after the Plan Administrator initially received the benefit claim. However, if special circumstances require an extension of time for processing the claim, the Plan Administrator shall furnish notice of the extension to the Claimant prior to the termination of the initial 90-day period and such extension shall not exceed one additional, consecutive 90-day period. Any notice of a denial of benefits shall advise the Claimant of the basis for the denial, any additional material or information necessary for the Claimant to perfect his claim, and the steps which the Claimant must take to have his claim for benefits reviewed.

          6.2  Appeals.  Each Claimant whose claim for benefits has been denied
               -------
may file a written request for a review of his claim by the Plan Administrator. The request for review must be filed by the Claimant within 60 days after he received the written notice denying his claim. The decision of the Plan Administrator will be made within 60 days after receipt of a request for review and shall be communicated in writing to the Claimant. Such written notice shall set forth the basis for the Plan Administrator's decision. If there are special circumstances which require an extension of time for completing the review, the Plan Administrator's decision shall be rendered not later than 120 days after receipt of a request for review.

                                  ARTICLE VII
                                  -----------

                           AMENDMENT AND TERMINATION
                           -------------------------

          7.1  Amendments.  The Board shall have the right in its sole
               ----------
discretion to amend this Plan in whole or in part at any time; provided, however, that no such amendment shall reduce the amounts credited at that time to any Participant's Account. Any amendment shall be in writing and executed by a duly authorized officer of the Company. All Participants shall be bound by such amendment.

          7.2  Termination of Plan.  The Company expects to continue this Plan,
               -------------------
but does not obligate itself to do so. The Company reserves the right to discontinue and terminate the Plan at any time, in whole or in part, for any reason (including a change, or an impending change, in the tax laws of the United States or any State). If the Plan is terminated, the Plan Administrator shall be notified of such action in a writing executed by a duly authorized officer of the Company, and the Plan shall be terminated at the time therein set forth. Termination of the Plan shall be binding on all Participants, but in no event may such termination reduce the amounts credited at that time to any Participant's Account. If this Plan is terminated, amounts theretofore credited to Participants' Accounts shall either be paid in a lump sum immediately, or distributed in some other manner consistent with this Plan, as determined by the Plan Administrator in its sole discretion.

                                  ARTICLE VIII
                                  ------------

                                 MISCELLANEOUS
                                 -------------

          8.1  Limitation on Participant's Rights.  Participation in this Plan
               ----------------------------------
shall not give any Participant the right to be retained in the Company's employ or any right or interest in this Plan or any assets of the Company other than as herein provided. The Company reserves the right to terminate the employment of any Participant without any liability for any claim against the Company under this Plan, except to the extent provided herein.

          8.2  Benefits Unfunded.  The benefits provided by this Plan shall be
               -----------------
unfunded. All amounts payable under this Plan to Participants shall be paid from the general assets of the Company or Employer, and nothing contained in this Plan shall require the Company or Employer to set aside or hold in trust any amounts or assets for the purpose of paying benefits to Participants. This Plan shall create only a contractual obligation on the part of the Company or Employer, and Participants shall have the status of general unsecured creditors of the Company or Employer under the Plan with respect to amounts of Compensation they defer hereunder or any other obligation of the Employer to pay benefits pursuant hereto. Any funds of the Employer available to pay benefits pursuant to the Plan shall be subject to the claims of general creditors of the Company or Employer, and may be used for any purpose by the Company or Employer.

          Notwithstanding the preceding paragraph, the Company or Employer may at any time transfer assets to a trust for purposes of paying all or any part of its obligations under this Plan. However, to the extent provided in the trust only, such transferred amounts shall remain subject to the claims of general creditors of the Company and Employer only in accordance with the terms of such trust. To the extent that assets are held in the trust when a Participant's benefits under the Plan become payable, the Plan Administrator shall direct the trustee to make trust assets available to pay such benefits to the Participant. Any payments made to a Participant or Beneficiary from such trust shall relieve the Company and Employer from any further obligations under the Plan only to the extent of such payment.

          8.3  Other Plans.  This Plan shall not affect the right of any
               -----------
eligible Employee or Participant to participate in and receive benefits under and in accordance with the provisions of any other employee benefit plans which are now or hereafter maintained by the Employer, unless the terms of such other employee benefit plan or plans specifically provide otherwise.

          8.4  Receipt or Release.  Any payment to a Participant in accordance
               ------------------
with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Plan Administrator and the Company, and the Plan Administrator may require such Participant, as a condition precedent to such payment, to execute a receipt and release to such effect.

          8.5  Governing Law.  This Plan shall be construed, administered, and
               -------------
governed in all respects in accordance with applicable federal law and, to the extent not preempted by federal law, in accordance with the laws of the State of Georgia. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

          8.6  Adoption of Plan by Related Employers.  With the consent of the
               -------------------------------------
Company, any corporation related to the Company by stock ownership is authorized to adopt the Plan by action of its board of directors. The action taken by the board shall include the effective date of the adoption of the Plan by such related employer.

          8.7  Gender, Tense, and Headings.  In this Plan, whenever the context
               ---------------------------
so indicates, the singular or plural number and the masculine, feminine, or neuter gender shall be deemed to include the other. Headings and subheadings in this Plan are inserted for convenience of reference only and are not considered in the construction of the provisions hereof.

          8.8  Successors and Assigns; Nonalienation of Benefits.  This Plan
               -------------------------------------------------
shall inure to the benefit of and be binding upon the parties hereto and their successors, heirs and assigns; provided, however, that the amounts credited to the Account of a Participant shall not (except as provided in Section 5.5) be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to any benefits payable hereunder, including, without limitation, any assignment or alienation in connection with a separation, divorce, child support or similar arrangement, shall be null and void and not binding on the Plan or the Company.

          IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer to be effective as of October 16, 1997.


                                       COMPANY:

                                       INNOTRAC CORPORATION


                                       By:  /s/ Scott Dorfman
                                           ------------------
                                           Title:  President
                                           -----------------